UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2026

CHRONOSCALE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-37854	99-0367049
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3811 Turtle Creek Blvd. Suite 2100 Dallas, Texas	75219
(Address of registrant’s principal executive office)	(Zip code)

214-427-1704

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CHRN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 5, 2026, ChronoScale Corporation (f/k/a Ekso Bionics Holdings, Inc.) (the “Company”), a Nevada corporation, consummated the previously announced business combination transaction (the “Business Combination”) by and among the Company, APLD Intermediate HoldCo LLC, a Delaware limited liability company (“APLD Intermediate”), APLD ChronoScale HoldCo LLC, a Delaware limited liability company and a wholly owned subsidiary of APLD Intermediate (“Contributor”), each a wholly owned direct or indirect subsidiary of Applied Digital Corporation, a Nevada corporation (“Applied Parent”), and Applied Digital Cloud Corporation, a Nevada corporation (“Cloud”), a wholly owned indirect subsidiary of Applied Parent and a direct subsidiary of Contributor as of immediately prior to Closing (as defined below). Upon the Closing, the Company changed its name to “ChronoScale Corporation” and Cloud became a wholly owned subsidiary of the Company.

Upon the closing of the Business Combination on May 5, 2026 (the “Closing”), the Company filed a Form 8-K/A (“Amendment No. 1”) which amended and restated the Form 8-K originally filed by the Company on May 4, 2026 (the “Original Form 8-K”). At the time of the filing of Amendment No. 1, the Company stated that it intended to file the required financial statements and pro forma financial information associated with the Business Combination within 71 days from the date that Amendment No. 1 was required to be filed. By this Amendment No. 2 to the Original Form 8-K (“Amendment No. 2”), the Company is amending and supplementing Item 9.01 thereof to include the required financial statements and pro forma financial information and the supplemental disclosure described in Item 8.01 of this Amendment No. 2, which are filed as exhibits hereto and are incorporated herein by reference.

Item 8.01. Other Events.

In connection with the Business Combination, the Company is providing the following supplemental disclosure solely for informational purposes:

●	Exhibit 99.1 filed with this Amendment No. 2 includes the disclosure required by Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) of Form 10-K, provided with respect to Cloud as of and for the fiscal years ended May 31, 2025 and May 31, 2024 and as of and for the subsequent interim periods ended February 28, 2026 and February 28, 2025.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited combined financial statements of Cloud as of and for the years ended May 31, 2025 and May 31, 2024 are included as Exhibit 99.2 and incorporated herein by reference.

The unaudited condensed combined financial statements of Cloud as of and for the periods ended February 28, 2026 and February 28, 2025 are included as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro forma financial information.

The Company’s unaudited pro forma condensed combined balance sheet as of February 28, 2026 and unaudited pro forma condensed combined statement of operations for nine months ended February 28, 2026 each with related notes thereto, are filed herewith as Exhibit 99.3 and incorporated by reference into this Item 9.01(b).

(d)	Exhibits.

Exhibit	Description
99.1	Supplemental Management’s Discussion and Analysis of Financial Condition and Results of Operations of Cloud.
99.2	Audited combined financial statements of Cloud as of and for the years ended May 31, 2025 and May 31, 2024. Unaudited condensed combined financial statements of Cloud as of and for the periods ended February 28, 2026 and February 28, 2025.
99.3	Unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended February 28, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

Statements in this Current Report about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but are not limited to, (i) statements regarding the Company and its future plans and objectives; (ii) statements of assumptions underlying other statements and statements about the Company or its business; and (iii) statements regarding the estimated financial results. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations. These risks, uncertainties, and other factors include: difficulties and delays in integrating the combined business resulting from the Business Combination; the possibility that the anticipated benefits of the Business Combination are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies; limitations on the Company’s ability to attract and retain key personnel, including executive officers and Board members of the Company; customer concentration, and an inability to renew existing customer agreements; the success of the Company’s risk management activities, including any failure by the Company to implement and maintain effective internal controls; litigation, including the potential litigation concerning the Business Combination; cash flow and access to capital; conditions in the debt and equity capital markets; changes resulting from the Company’s finalization of its financial statements for and as of the year ending May 31, 2026; uncertainties related to market conditions, the other factors discussed in the “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on February 23, 2026, our definitive Information Statement filed with the SEC on April 3, 2026, or the risks described in other filings that the Company may make from time to time with the SEC. Any forward-looking statements contained in this Current Report speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2026

CHRONOSCALE CORPORATION

By:	/s/ Ying Cenly Chen
Name:	Ying Cenly Chen
Title:	Chief Executive Officer